UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 7, 2022

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer IdentifiCAtion No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment No. 1”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by Body and Mind Inc. (the “Company”) dated December 7, 2022 and filed with the Securities and Exchange Commission on December 13, 2022.

This Amendment No. 1 is solely for the purpose of providing the financial statements and information required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the Company’s previously reported acquisition of Canopy Monterey Bay, LLC (“Canopy”).

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

This Amendment No. 1 on Form 8-K/A amends and supplements the Original Form 8-K to include the historical audited and unaudited financial statements of Canopy and the pro forma combined financial information required by Item 9.01 of Form 8-K that were not included in the Original Form 8-K. All disclosure under Item 2.01 in the Original Form 8-K is hereby incorporated by reference into this Item 2.01. Except as set forth herein, no modifications have been made to information contained in the Original Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired

The audited financial statements of Canopy as of and for the year ended December 31, 2020, with the accompanying notes, are attached hereto as Exhibit 99.1.

The unaudited interim financial statements of Canopy for the nine months ended September 30, 2021, with the accompanying notes, are attached hereto as Exhibit 99.2.

(b) Pro forma financial information

The unaudited pro forma combined financial information of the Company and Canopy as of and for the three months ended October 31, 2021 and for the twelve months ended July 31, 2021, with accompanying notes, are attached hereto as Exhibit 99.3.

(d) Exhibits

Exhibit	Description
23.1	Consent of Sadler, Gibb & Associates, LLC
99.1	Audited financial statements of Canopy as of and for the year ended December 31, 2020.
99.2	Unaudited interim financial statements of Canopy for the nine months ended September 30, 2021.
99.3	Unaudited pro forma combined financial statements as of and for the three months ended October 31, 2021 and for the twelve months ended July 31, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: March 6, 2023	By:	/s/ Michael Mills
Michael Mills President, CEO and Director

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